                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 2000



                    Associates Credit Card Receivables Corp.
                    Associates Credit Card Master Note Trust
                          (Exact name of registrant as
                            specified in its charter)



         Delaware                  333-94867                  75-2709748
                                   333-9486701
   (State or other                 (Commission             (IRS Employer
   jurisdiction of                 File Number)            Identification No.)
   incorporation)


290 E. Carpenter Freeway, Irving, Texas                        75062-2729
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (972) 652-4000





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Item 5.  Other Events.

         The monthly statements for the month of November 2000 were distributed to Noteholders on December 18, 2000.


Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             ---------------------

              20.1                Series 2000-1 monthly statement for the
                                  month of November 2000.

              20.2                Series 2000-2 monthly statement for the
                                  month of November 2000.





                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ARCADIA RECEIVABLES FINANCE CORP.


                                   /s/ Michael J. Forde
                                 ----------------------------
                                 Title: Assistant Secretary



Date: December 27, 2000





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                                 EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
  20.1        Series 2000-1 monthly statement for the month of November 2000.

  20.2        Series 2000-2 monthly statement for the month of November 2000.